SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 9, 2007

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

APPALACHIAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3457	Virginia	54-0124790
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

COLUMBUS SOUTHERN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-2680	Ohio	31-4154203
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

INDIANA MICHIGAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3570	Indiana	35-0410455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

As previously disclosed, the U.S. Environmental Protection Agency (“EPA”), the states of New York, Connecticut, New Jersey, Vermont, New Hampshire, Maryland, Rhode Island and Massachusetts (the “States”) and fourteen special interest groups alleged that Appalachian Power Company (APCo), Columbus Southern Power Company (CSP), Indiana Michigan Power Company (I&M) and Ohio Power Company (OPCo) (collectively, “the AEP Subsidiaries”) modified certain of their coal-fired generating plants in violation of the New Source Review requirements of the Clean Air Act. The EPA filed its complaints against the AEP Subsidiaries in two cases pending in the U.S. District Court for the Southern District of Ohio.

On October 9, 2007, American Electric Power Company (“AEP”) and the AEP Subsidiaries announced that they have reached a settlement agreement with the EPA, the U.S. Department of Justice (“DOJ”), the States and the special interest groups. Under the settlement agreement, AEP agreed to annual sulfur dioxide (SO2) and nitrogen oxide (NOX) emission limits for sixteen of the AEP Subsidiaries’ coal-fired power plants located in Indiana, Kentucky, Ohio, Virginia and West Virginia. In addition to completing the installation of previously announced environmental retrofit projects at many of the plants, including the installation of flue gas desulfurization (FGD or scrubbers) equipment at Kentucky Power Company’s Big Sandy Plant and at OPCo’s Muskingum River Plant by the end of 2015, AEP agreed to install selective catalytic reduction (SCR) and FGD emissions control equipment on AEP Generating Company’s and I&M’s jointly owned generating units at the Rockport Plant. Unit 1 at the Rockport Plant will be retrofit by the end of 2017, and Unit 2 will be retrofit by the end of 2019. AEP also agreed to install selective non-catalytic reduction, a NOX-reduction technology, by the end of 2009 at APCO’s Clinch River Plant.

AEP also agreed to operate its SCRs year round during 2008 at APCo’s Mountaineer Plant, OPCo’s Muskingum River Plant and APCo’s and OPCo’s jointly owned Amos Plant, and agreed to plant-specific SO2 emission limits for APCo’s Clinch River Plant and OPCo’s Kammer Plant.

Under the settlement agreement, AEP will pay a $15 million civil penalty to the DOJ and provide $36 million for environmental projects coordinated with the federal government and $24 million to the States for environmental mitigation.

The settlement agreement, upon approval by the U.S. District Court for the Southern District of Ohio, will resolve all issues related to various parties’ claims against the AEP Subsidiaries in the two pending New Source Review cases. The settlement agreement is in the form of a consent decree and has been lodged with the U.S. District Court. The settlement agreement is subject to final approval by the Court, and is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit 10.1	Consent Decree, dated October 9, 2007

This report made by AEP contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Although AEP believes that its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected.  Among the factors that could cause actual results to differ materially from those in the forward-looking statements are:

Electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels and the creditworthiness of fuel suppliers and transporters; availability of generating capacity and the performance of AEP’s generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; the ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; the ability to build or acquire generating capacity when needed at acceptable prices and terms and to recover those costs through applicable rate cases; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments, transmission service and environmental compliance); resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP’s ability to constrain its operation and maintenance costs; AEP’s ability to sell assets at acceptable prices and on other acceptable terms, including rights to share in earnings derived from the assets subsequent to their sale; the economic climate and growth in its service territory and changes in market demand and demographic patterns; inflationary trends; its ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP’s ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt; volatility and changes in markets for electricity, natural gas and other energy-related commodities; changes in utility regulation, including membership and integration into regional transmission structures; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP’s pension and other postretirement benefit plans; prices for power that AEP generates and sells at wholesale; changes in technology, particularly with respect to new, developing or alternative sources of generation and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
APPALACHIAN POWER COMPANY
COLUMBUS SOUTHERN POWER COMPANY
INDIANA MICHIGAN POWER COMPANY
OHIO POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer

October 9, 2007